EXHIBIT 99.2

Fourth Quarter 2011
Supplemental Financial Information

In October, the final residential phase of Via, a 284-unit community located in Sunnyvale, California, wascompleted. The completion of the three residential phases of the development was six months ahead of schedule and stabilization occurred during the fourth quarter of 2011. This community reached 95% residential occupancy during the quarter. The contemporary Spanish-Mediterranean style property has a mix of one-bedroom and two-bedroom units. Amenities include a fitness center, business center, recreation room and a pool and spa.

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Year Ended
(Dollars in thousands, except per share amounts)	December 31,		December 31,
	2011	2010	2011	2010

Revenues:
Rental and other property	$123,150	$107,465	$468,778	$408,734
Management and other fees from affiliates	2,196	1,092	6,780	4,551
	125,346	108,557	475,558	413,285

Expenses:
Property operating	40,309	38,133	160,585	144,465
Depreciation	39,840	36,155	152,228	129,011
General and administrative	6,753	7,972	25,304	25,962
Impairment and other charges	-	686	-	2,302
	86,902	82,946	338,117	301,740
Earnings from operations	38,444	25,611	137,441	111,545

Interest expense before amortization	(25,082)	(21,670)	(91,694)	(82,756)
Amortization expense	(2,951)	(1,870)	(11,474)	(4,828)
Interest and other income	4,782	7,111	17,139	27,841
Equity loss from co-investments	(137)	(688)	(467)	(1,715)
Loss on early retirement of debt	(343)	-	(1,163)	(10)
Income before discontinued operations	14,713	8,494	49,782	50,077
Income from discontinued operations	3,154	134	7,734	705
Net income	17,867	8,628	57,516	50,782
Net income attributable to noncontrolling interest	(2,564)	(3,307)	(10,446)	(14,848)
Net income attributable to controlling interest	15,303	5,321	47,070	35,934
Dividends to preferred stockholders	(1,367)	(543)	(4,753)	(2,170)
Excess of cash paid to redeem preferred stock and units over the carrying value	-	-	(1,949)	-
Net income available to common stockholders	$13,936	$4,778	$40,368	$33,764

Net income per share - basic	$0.42	$0.16	$1.24	$1.14

Net income per share - diluted	$0.42	$0.16	$1.24	$1.14

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Year Ended
Selected Line Item Detail	December 31,		December 31,
(Dollars in thousands)	2011	2010	2011	2010

Rental and other property
Rental	$114,536	$100,262	$436,587	$381,164
Other property	8,614	7,203	32,190	27,570
Rental and other property	$123,150	$107,465	$468,777	$408,734

Management and other fees from affiliates
Management	$1,778	$1,059	$5,428	$3,836
Development and redevelopment	418	33	1,352	715
Management and other fees from affiliates	$2,196	$1,092	$6,780	$4,551

Property operating expenses
Real estate taxes	$11,158	$10,146	$44,002	$39,411
Administrative	8,564	8,329	35,253	32,657
Maintenance and repairs	9,180	8,899	34,852	30,427
Utilities	8,250	7,675	32,578	29,290
Property management and insurance	3,157	3,084	13,900	12,680
Property operating expenses	$40,309	$38,133	$160,585	$144,465

General and administrative
General and administrative	$11,006	$11,832	$41,601	$40,561
Allocated to property operating expenses - administrative	(3,090)	(2,782)	(11,966)	(10,643)
Capitalized to real estate	(1,163)	(1,078)	(4,331)	(3,956)
Net general and administrative	$6,753	$7,972	$25,304	$25,962

Interest and other income
Marketable securities and other interest income	$1,497	$1,595	$5,878	$7,496
Tax benefit - taxable REIT subsidiary	1,682	-	1,682	-
Notes receivable	1,189	2,067	4,443	7,854
Gain from sale of marketable securities	414	3,449	4,956	12,491
Gain on sale of land	-	-	180	-
Interest and other income	$4,782	$7,111	$17,139	$27,841

Equity loss from co-investments
Equity loss from co-investments	$(1,555)	$(922)	$(4,917)	$(1,949)
Income from preferred equity investments	1,418	234	3,531	234
Gain on sale of co-investment	-	-	919	-
Equity income loss from co-investments	$(137)	$(688)	$(467)	$(1,715)

Noncontrolling interest
Limited partners of Essex Portfolio, L.P.	$1,027	$354	$3,229	$2,779
DownREIT limited partners' distributions	1,071	1,068	4,207	4,335
Perpetual preferred distributions	-	1,575	1,650	6,300
Third-party ownership interest	466	310	1,360	1,434
Noncontrolling interest	$2,564	$3,307	$10,446	$14,848

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Funds From Operations (Dollars in thousands, except share and per share amounts)	Three Months Ended December 31,			Year Ended December 31,
	2011	2010	% Change	2011	2010	% Change

Funds from operations
Net income available to common stockholders	$13,936	$4,778		$40,368	$33,764
Adjustments:
Depreciation	39,863	36,326		152,543	129,711
Gains not included in FFO, net of internal disposition costs (1)	(3,159)	-		(7,543)	-
Depreciation addback from unconsolidated co-investments	4,145	1,840		12,642	6,128
Noncontrolling interest related to Operating Partnership units	1,027	354		3,228	2,779
Depreciation attributable to third party of consolidated co-investments	(277)	(256)		(1,066)	(1,014)
Funds from operations	$55,535	$43,042		$200,172	$171,368
FFO per share-diluted	$1.55	$1.31	18.6%	$5.74	$5.35	7.3%

Components of the change in FFO
Non-core items:
Tax benefit - TRS activity	(1,682)	-		(1,682)	-
Gain on sales of marketable securities	(414)	(3,449)		(4,956)	(12,491)
Acquisition costs	181	338		1,231	1,250
Loss on early retirement of debt	343	-		1,163	-
Gain on sale of co-investment	-	-		(919)	-
Gain on sale of land	-	-		(180)	-
Excess of cash paid to redeem preferred stock and units over the carrying value	-	-		1,949	-
Co-investment - acquisition fee income	-	-		-	(500)
Non-recurring payroll costs	-	2,127		-	2,127
Other items, net	-	(64)		-	(959)
Funds from operations excluding non-core items	53,963	41,994		196,778	160,795
FFO excluding non-core items per share-diluted	$1.51	$1.28	18.1%	$5.64	$5.02	12.4%

Changes in core items:
Same-property NOI	$6,572			$13,299
Non-same property NOI	6,962			30,624
Management and other fees from affiliates	1,104			2,729
Equity income from joint ventures	2,856			7,343
Interest and other income	(912)			(4,070)
Interest and amortization expense	(4,493)			(15,584)
General and administrative	(1,065)			(1,488)
Perpetual preferred distributions	1,575			4,650
Dividends to preferred stockholders	(824)			(2,583)
Other items, net	194			1,063
	$11,969			$35,983

Weighted average number of shares outstanding diluted (2)	35,818,631	32,931,723		34,860,521	32,028,269

(1)	Internal disposition costs relate to a disposition incentive program established to pay incremental bonuses for the sale of certain of the Company's communities that are part of the program.
(2)	Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	December 31, 2011	December 31, 2010

Real Estate:
Land and land improvements	$860,661	$802,325
Buildings and improvements	3,452,403	3,162,236
	4,313,064	3,964,561
Less: accumulated depreciation	(920,026)	(775,553)
	3,393,038	3,189,008
Real estate for development	44,280	217,531
Co-investments	383,412	107,840
	3,820,730	3,514,379
Cash and cash equivalents	35,463	35,694
Marketable securities	74,275	92,310
Notes and other receivables	66,369	49,444
Other assets	40,127	41,060
Total assets	$4,036,964	$3,732,887

Mortgage notes payable	$1,745,858	$1,832,745
Unsecured debt	465,000	-
Lines of credit	150,000	426,000
Other liabilities	114,968	109,146
Derivative liabilities	3,061	5,633
Total liabilities	2,478,887	2,373,524

Series G cumulative convertible preferred stock, carrying value	4,349	4,349

Stockholders' equity and noncontrolling interest:
Common stock	3	3
Cumulative redeemable preferred stock, liquidation value	73,750	25,000
Additional paid-in-capital	1,844,611	1,515,468
Distributions in excess of accumulated earnings	(408,066)	(313,308)
Accumulated other comprehensive loss	(72,771)	(77,217)
Total stockholders' equity	1,437,527	1,149,946
Noncontrolling interest	116,201	205,068
Total stockholders' equity and noncontrolling interest	1,553,728	1,355,014
Total liabilities and equity	$4,036,964	$3,732,887

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Debt Summary - December 31, 2011
(Dollars in thousands)

	Percentage of Total Debt	Balance Outstanding	Weighted Average Interest Rate	Weighted Average Maturity In Years
Mortgage notes payable
Fixed rate - secured	64%	$1,502,208	6.0%	6.0
Variable rate - secured (1)	10%	243,650	1.7%	17.7
Total mortgage notes payable	74%	1,745,858	5.4%	7.6

Unsecured bonds	11%	265,000	4.5%	5.5

Unsecured term loan (2)	9%	200,000	2.6%	4.8

Line of credit - unsecured (3)	6%	150,000	2.5%
Total debt	100%	$2,360,858	4.9%

Scheduled principal payments (excludes lines of credit)			Weighted Average
			Interest Rate
	2012	$35,953	5.4%
	2013	215,583	5.0%
	2014	77,179	5.3%
	2015	70,305	5.2%
	2016	362,907	3.4%
	Thereafter	1,448,932	5.4%
	Total	$2,210,858	5.0%

Capitalized interest for the three months and year ended December 30, 2011 was approximately $1.3 million and $8.2 million, respectively.

(1)	$202.7 million of the variable rate debt is tax exempt to the note holders, and $187.8 million of the tax exempt debt is subject to interest rate protection agreements.
(2)
The unsecured term loan has a variable interest rate of 142.5 basis points over LIBOR.  The Company has entered into interest rate swap contracts for a term of five years with a notional amount of $150 million, which effectively converted the interest rate on $150 million of the term loan to a fixed rate of 2.66%.

(3)
The unsecured line of credit facility is $425 million with an accordion to $500 million.  The line matures in December 2014 with two one-year extensions, exercisable at the Company's option.  The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 1.25%.

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Capitalization Data and Selected Debt Ratios - December 31, 2011
(Dollars and shares in thousands, except per share amounts)

Capitalization Data		Selected Debt Ratios
Total debt	$2,360,858	Debt to Total Assets			Total
				Indebtedness	Assets (1)	Ratio
Common stock and potentially dilutive securities			12/31/2008	1,754,388	3,804,849	46%
Common stock outstanding	33,888		12/31/2009	1,847,442	4,004,101	46%
Limited partnership units (1)	2,229		12/31/2010	2,258,745	4,611,218	49%
Options-treasury method	115		12/31/2011	2,360,858	4,956,990	48%
Total share of common stock and potentially dilutive securities	36,232
		Secured Debt to Total Assets
Common stock price per share as of December 31, 2011	$140.51			Secured	Total
				Indebtedness	Assets (1)	Ratio
Market value of common stock and potentially dilutive securities	$5,090,898		12/31/2008	1,588,931	3,804,849	42%
			12/31/2009	1,832,549	4,004,101	46%
Preferred stock	$78,206		12/31/2010	2,082,745	4,611,218	45%
			12/31/2011	1,745,858	4,956,990	35%
Total equity capitalization	$5,169,104

Total market capitalization	$7,529,962	Total Interest Coverage		Adjusted	Total
				EBITDA (2)	Interest (3)	Ratio
Ratio of debt to total market capitalization	31.4%		12/31/2008	265,092	93,051	285%
			12/31/2009	257,551	91,651	281%
			12/31/2010	257,899	92,232	280%
			12/31/2011	300,790	99,934	301%

		Indebtedness Divided by Adjusted EBITDA
				Indebtedness	Adjusted EBITDA (2)	Ratio
			12/31/2008	1,754,388	271,410	6.6
			12/31/2009	1,847,442	257,551	7.2
			12/31/2010	2,258,745	257,899	8.8
			12/31/2011	2,360,858	300,790	7.8

(1)	Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.	(1)	Total Assets is defined by the Company as GAAP total assets plus the add back of accumulated depreciation.
		(2)
Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization, excluding gain/loss on sale of real estate, gain/loss on early retirement of debt, gain/loss from sale of marketable securities, gain/loss of co-investment and impairment charges.

		(3)	Total Interest is comprised of interest expense, less amortization expenses,plus capitalized interest.

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Property Operating Results - Quarter ended December 31, 2011 and 2010
(Dollars in thousands, except per unit amounts)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2011	2010	% Change	2011	2010	% Change	2011	2010	% Change	2011	2010	2011	2010	% Change

Revenues:
Same-property revenue	$52,831	$50,750	4.1%	$32,153	$29,340	9.6%	$16,010	$14,708	8.9%	$-	$-	$100,994	$94,798	6.5%
Non-same property revenue (2)	5,890	1,146		7,680	5,231		5,461	4,263		3,125	2,027	22,156	12,667
Total Revenues	$58,721	$51,896		$39,833	$34,571		$21,471	$18,971		$3,125	$2,027	$123,150	$107,465

Property operating expenses:
Same-property operating expenses
Real estate taxes	$4,249	$4,226		$2,822	$2,792		$1,428	$1,583		$-	$-	$8,499	$8,601
Administrative	3,991	4,045		1,651	1,750		1,027	1,079		-	-	6,669	6,874
Maintenance and repairs	3,860	3,943		2,328	2,399		1,443	1,449		-	-	7,631	7,791
Utilities	3,292	3,297		2,268	2,175		1,381	1,272		-	-	6,941	6,744
Management fees and insurance	1,856	1,949		1,026	1,072		663	699		-	-	3,545	3,720
Total same-property operating expenses	17,248	17,460	-1.2%	10,095	10,188	-0.9%	5,942	6,082	-2.3%	-	-	$33,285	$33,730	-1.3%
Non-same property operating expenses (2)	2,328	762		2,818	2,061		1,651	1,463		227	142	7,024	4,428
Total property operating expenses	$19,576	$18,222		$12,913	$12,249		$7,593	$7,545		$227	$142	$40,309	$38,158

Net operating income (NOI):
Same-property NOI	$35,583	$33,290	6.9%	$22,058	$19,152	15.2%	$10,068	$8,626	16.7%	$-	$-	$67,709	$61,068	10.9%
Non-same property NOI (2)
Redevelopment communities	-	-		620	566		1,312	1,147		-	-	1,932	1,713
Acquired communities - 2011	-	-		434	-		201	-		-	-	635	-
Acquired communities - 2010	1,683	416		2,689	2,071		1,095	631				5,467	3,118
Development communities (4)	1,879	(32)		1,119	533		1,202	1,022		-	-	4,200	1,523
Other real estate assets (1)	-	-		-	-		-	-		2,898	1,885	2,898	1,885
Total non-same property NOI	3,562	384		4,862	3,170		3,810	2,800		2,898	1,885	15,132	8,239
Total NOI	$39,145	$33,674		$26,920	$22,322		$13,878	$11,426		$2,898	$1,885	$82,841	$69,307

Same-property operating margin	67%	66%		69%	65%		63%	59%				67%	64%

Annualized same-property turnover percentage	45%	44%		41%	36%		34%	36%				42%	40%

Average same-property concessions per turn (3)	$201	$178		$169	$169		$202	$135				$192	$168

Reconciliation of apartment units at end of period

Same-property apartment units	12,175			6,524			4,625					23,324

Consolidated apartment units	13,205	12,917		8,106	7,696		6,108	5,980				27,419	26,593
Joint venture	1,909	1,097		1,895	1,575		1,530	648				5,334	3,320
Under development	371	115		589	284		275	-				1,235	399
Total apartment units at end of period	15,485	14,129		10,590	9,555		7,913	6,628				33,988	30,312
Percentage of total	46%	47%		31%	32%		23%	22%				100%	101%

Average same-property financial occupancy	96.6%	96.5%		96.7%	96.4%		96.6%	95.8%				96.6%	96.4%

(1)	Other real estate assets consists mainly of retail space, commercial properties, and boat slips and their operating results are classified in non-same property results.
(2)	Includes properties which subsequent to October 1, 2010 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage for the quarter times the same-property apartment units.

(4)	Development communities include Allegro, Axis 2300, Bellerive, Muse, Santee Village and Via.

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Property Operating Results - Year ended December 31, 2011 and 2010
(Dollars in thousands, except per unit amounts)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2011	2010	% Change	2011	2010	% Change	2011	2010	% Change	2011	2010	2011	2010	% Change

Revenues:
Same-property revenue	$207,813	$202,354	2.7%	$123,451	$116,796	5.7%	$61,827	$59,101	4.6%		$-	$393,091	$378,251	3.9%
Non-same property revenue (2)	18,556	1,193		26,006	10,506		20,140	11,247		10,984	7,537	75,686	30,483
Total Revenues	$226,369	$203,547		$149,457	$127,302		$81,967	$70,348		$10,984	$7,457	$468,777	$408,734

Property operating expenses:
Same-property operating expenses
Real estate taxes	$17,155	$17,135		$11,830	$12,310		$5,747	$5,945		$-	$-	$34,732	$35,390
Administrative	16,217	16,226		6,877	6,886		4,312	4,408		-	-	27,406	27,520
Maintenance and repairs	15,354	14,393		8,920	8,479		5,154	4,896		-	-	29,428	27,768
Utilities	13,604	13,154		8,651	8,679		5,396	5,023		-	-	27,651	26,856
Management fees and insurance	7,791	7,895		4,271	4,354		2,797	2,832		-	-	14,859	15,081
Total same-property operating expenses	70,121	68,803	1.9%	40,549	40,708	-0.4%	23,406	23,104	1.3%	-	-	134,076	132,615	1.1%
Non-same property operating expenses (2)	8,015	889		9,861	4,306		6,388	4,238		2,245	2,417	26,509	11,850
Total property operating expenses	$78,136	$69,692		$50,410	$45,014		$29,794	$27,342		$2,245	$2,417	$160,585	$144,465

Net operating income (NOI):
Same-property NOI	$137,692	$133,551	3.1%	$82,902	$76,088	9.0%	$38,421	$35,997	6.7%	$-	$-	$259,015	$245,636	5.5%
Non-same property NOI (2)
Redevelopment communities	-	-		2,294	2,256		5,012	4,617		-	-	7,306	6,873
Acquired communities - 2011	-	-		1,223	-		228	-		-	-	1,451	-
Acquired communities - 2010	6,245	416		10,053	3,382		3,949	880		-	-	20,247	4,678
Development communities (4)	4,296	(112)		2,575	562		4,563	1,512		-	-	11,434	1,962
Other real estate assets (1)	-	-		-	-		-	-		8,739	5,120	8,739	5,120
Total non-same property NOI	10,541	304		16,145	6,200		13,752	7,009		8,739	5,120	49,177	18,633
Total NOI	$148,233	$133,855		$99,047	$82,288		$52,173	$43,006		$8,739	$5,120	$308,192	$264,269

Same-property operating margin	66%	66%		67%	65%		62%	61%				66%	65%

Annualized same-property turnover percentage	51%	50%		48%	47%		46%	46%				49%	48%

Average same-property concessions per turn (3)	$153	$158		$153	$149		$116	$107				$146	$146

Average same-property financial occupancy	96.3%	96.8%		96.6%	97.2%		96.4%	96.9%				96.4%	96.9%

(1)	Other real estate assets consists mainly of retail space, commercial properties, and boat slips and their operating results are classified in non-same property results.
(2)	Includes properties which subsequent to January 1, 2010 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage times the same-property apartment units.

(4)	Development communities include Allegro, Axis 2300, Bellerive, Muse, Santee Village and Via.

See Company's 10-K and 10-Q for additional disclosures

S-7.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Revenue by County - Quarters ended December 31, 2011, December 31, 2010 and September 30, 2011
(Dollars in thousands)

		Average Property Rental Rates			December 31, 2011		December 31, 2010
Region	Units	QTD 2011	QTD 2010	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change	Property Revenue September 30, 2011	Sequential % Change

Southern California
Los Angeles County	4,140	$1,620	$1,557	4.0%	$20,675	97.0%	$19,695	96.6%	5.0%	$20,329	1.7%
Ventura County	2,898	1,328	1,288	3.1%	11,940	96.5%	11,435	96.4%	4.4%	11,707	2.0%
San Diego County	2,477	1,155	1,115	3.6%	8,874	96.9%	8,552	96.5%	3.8%	8,799	0.9%
Orange County	2,037	1,455	1,410	3.2%	9,172	97.6%	8,701	96.4%	5.4%	9,010	1.8%
Santa Barbara County	347	1,657	1,658	-0.1%	1,540	87.6%	1,766	99.1%	-12.8%	1,506	2.3%
Riverside County	276	771	734	5.0%	630	94.8%	601	91.8%	4.8%	604	4.3%
Total same-property	12,175	1,410	1,362	3.5%	52,831	96.6%	50,750	96.5%	4.1%	51,955	1.7%
Los Angeles County	665	1,899			3,574		549
Orange County	365	2,180			2,316		597
Non-same property	1,030	1,998			5,890		1,146

Northern California
Santa Clara County	2,260	1,715	1,521	12.8%	11,776	96.9%	10,435	96.6%	12.9%	11,376	3.5%
Contra Costa County	1,720	1,549	1,443	7.3%	8,176	97.1%	7,555	96.4%	8.2%	7,862	4.0%
Alameda County	1,371	1,433	1,336	7.3%	6,070	95.9%	5,723	96.3%	6.1%	5,918	2.6%
San Mateo County	768	1,710	1,565	9.3%	4,075	97.2%	3,654	95.9%	11.5%	3,879	5.1%
San Francisco MSA	175	1,947	1,835	6.1%	1,005	94.3%	980	97.9%	2.6%	993	1.2%
Other	230	1,523	1,492	2.1%	1,051	96.3%	993	94.9%	5.8%	998	5.3%
Total same-property	6,524	1,611	1,474	9.3%	32,153	96.7%	29,340	96.4%	9.6%	31,026	3.6%
Alameda County	171	1,693			903		857
Santa Clara County	1,411	1,758			6,777		4,374
Non-same property	1,582	1,751			7,680		5,231

Seattle Metro
Total same-property	4,625	1,086	1,008	7.8%	16,010	96.6%	14,708	95.8%	8.9%	15,507	3.2%
Non-same property	1,483	1,173			5,461		4,263

Other real estate assets					3,125		2,027

Total same-property revenue	23,324	$1,402	$1,323	6.0%	$100,994	96.6%	$94,798	96.4%	6.5%	$98,488	2.5%

Total non-same property revenue	4,095	$1,462			$22,156		$12,667

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Revenue by County - Year ended December 31, 2011 and 2010
(Dollars in thousands)

		Average Property Rental Rates			Year to Date 2011		Year to Date 2010
Region	Units	YTD 2011	YTD 2010	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change

Southern California
Los Angeles County	4,140	$1,592	$1,547	2.9%	$80,944	96.6%	$78,531	96.7%	3.1%
Ventura County	2,898	1,316	1,278	3.0%	46,955	96.2%	45,713	97.0%	2.7%
San Diego County	2,477	1,139	1,106	3.0%	34,951	96.5%	33,788	96.7%	3.4%
Orange County	2,037	1,436	1,412	1.7%	35,882	96.9%	34,968	96.9%	2.6%
Santa Barbara County	347	1,664	1,637	1.6%	6,580	91.3%	6,902	97.3%	-4.7%
Riverside County	276	755	730	3.4%	2,501	94.3%	2,452	93.6%	2.0%
Total same-property	12,175	1,391	1,354	2.7%	207,813	96.3%	202,354	96.8%	2.7%

Los Angeles County	665	1,618			9,736		548
Orange County	365	2,174			8,820		645
Non-same property	1,030	1,815			18,556		1,193

Northern California
Santa Clara County	2,260	1,625	1,495	8.7%	44,745	97.0%	41,254	97.4%	8.5%
Contra Costa County	1,720	1,500	1,430	4.9%	31,367	96.4%	30,147	97.4%	4.0%
Alameda County	1,371	1,387	1,322	4.9%	23,691	96.1%	22,826	96.8%	3.8%
San Mateo County	768	1,639	1,550	5.7%	15,547	97.1%	14,739	97.6%	5.5%
San Francisco MSA	175	1,899	1,821	4.3%	3,962	95.6%	3,812	96.3%	3.9%
Other	230	1,511	1,475	2.4%	4,139	95.2%	4,018	96.4%	3.0%
Total same-property	6,524	1,547	1,456	6.3%	123,451	96.6%	116,796	97.2%	5.7%

Alameda County	171	1,675			3,485		1,561
Santa Clara County	1,411	1,713			22,521		8,945
Non-same property	1,582	1,709			26,006		10,506

Seattle Metro
Total same-property	4,625	1,052	1,003	4.9%	61,827	96.4%	59,101	96.9%	4.6%

Non-same property	1,483	1,085			20,140		11,247

Other real estate assets					10,984		7,537

Total same-property revenue	23,324	$1,367	$1,313	4.1%	$393,091	96.4%	$378,251	96.9%	3.9%

Total non-same property revenue	4,095	$1,418			$75,686		$30,483

See Company's 10-K and 10-Q for additional disclosures

S-8.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Development Pipeline - Year ended December 31, 2011
(Dollars in millions)

		Ownership %	Estimated Units	Estimated retail Sq. Feet	Incurred to Date	Remaining Costs	Estimated Total Cost	Construction Start	Initial Occupancy	Stabilized Operations

Development Projects - Joint Venture
Project Name	Location

Queen Anne	Seattle, WA	50%	275	17,000	$33.5	$45.6	$79.1	May-11	Mar-13	Nov-13
Epic (formerly Cadence) Phase I	San Jose, CA	55%	280	-	79.5	19.1	98.6	Aug-11	May-13	Jan-14
West Dublin	Dublin, CA	55%	309	-	23.1	71.4	94.5	Aug-11	Jun-13	Mar-14
Fountain at La Brea	West Hollywood, CA	50%	187	18,200	27.0	48.0	75.0	Oct-11	Feb-14	Oct-14
Santa Monica	West Hollywood, CA	50%	184	12,750	19.7	55.7	75.4	Dec-11	Jul-14	Mar-15
Total - Joint Venture Development Projects			1,235	47,950	182.8	239.8	422.6

Predevelopment Projects - Joint Venture
Project Name	Location
Epic (formerly Cadence) Phases II & III	San Jose, CA	55%	481	-	42.8	-	42.8
Total - Joint Venture Predevelopment Projects			481	-	42.8	0.0	42.8

Land Held for Future Development or Sale
Project Name	Location

City Centre	Moorpark, CA		200	-	-	-	-
Main Street	Walnut Creek, CA		48	37,000	-	-	-
Park Boulevard	Palo Alto, CA		50	-	-	-	-

Total - Land Held for Future Development or Sale			298	37,000	44.3	-	44.3

Grand Total - Development Pipeline			2,014	84,950	$269.9	$239.8	$509.7

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Redevelopment Pipeline and Capital Expenditures - Year ended December 31, 2011
(Dollars in thousands, except per unit amounts)

		Total	Estimated	Estimated		NOI
		Incurred	Remaining	Total	Project	For the quarter ended
Region/Project Name	Units	To Date	Cost	Cost	Start Date	Q4 2011	Q4 2010

Approved - Redevelopment Projects (1) (2)
Northern California
Marina Cove, Santa Clara, CA	292	$4,854	$5,004	$9,858	Jun-07
Pointe at Cupertino, Cupertino, CA	116	6,338	2,232	8,570	Jan-10
Southern California
The Bluffs II, San Diego, CA	224	3,206	6,491	9,697	Oct-11
Total Approved - Redevelopment Projects	632	$14,398	$13,727	$28,125

Active - Redevelopment Projects
Northern California
Magnolia Square, Sunnyvale, CA	188	$5,703	$4,658	$10,361	Sep-10	$620	$566
Seattle Metro
Foothill Commons, Bellevue, WA (3)	388	25,349	10,989	36,338	Jun-07	828	750
Woodland Commons, Bellevue, WA (4)	236	7,863	13,693	21,556	Jun-07	484	398
Total Active - Redevelopment Projects	812	$38,915	$29,340	$68,255		$1,932	$1,714

(1)	These projects are approved and redevelopment activities have commenced, but as of Q4 2011 the communities have stabilized operations, and therefore results are classified in same-property operations.
(2)	The Company incurred $0.2 milllion in vacancy loss during the quarter related to redevelopment of unit interiors which totaled 119 units during the quarter.
(3)	During the third quarter 2009, the Company completed the construction of 28 additional apartment homes.
(4)	The Company is building 66 additional apartment homes expected to be available for lease in the third quarter of 2012.

Non-revenue Generating Capital Expenditures	Q4 2011	Q3 2011	Q2 2011	Q1 2011	Q4 2010

Non-revenue generating capital expenditures	$12,144	$6,235	$4,778	$2,933	$10,109
Average apartment units in quarter	27,241	26,964	26,944	26,888	26,242
Capital expenditures per apartment unit in the quarter	$446	$231	$177	$109	$385
Capital expenditures per apartment unit-trailing four quarters	$958	$892	$966	$1,054	$1,116

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Co-investments - December 31, 2011	Essex		Total		Essex	Weighted	Remaining	For the Quarter		For the
(Dollars in thousands)	Ownership		Undepreciated	Debt	Book	Average	Term of	Ended December 31,		year ended
	Percentage	Units	Book Value	Amount	Value	Borrowing Rate	Debt	2011	2010	2011	2010

Operating Joint Ventures								Net Operating Income

Essex Apartment Value Fund II, L.P. (Fund II) (1)	28.2%	2,971	$600,612	$296,142	$64,294	3.4%	6.6	$8,500	$7,320	$31,958	$29,742
Wesco I, LLC (2)	50%	2,013	425,464	280,449	75,589	3.8%	6.7	3,824	-	6,718	-
Essex Skyline at MacArthur Place (3)	50%	349	134,600	80,000	24,063	3.1%	2.5	1,685	(63)	5,274	1,122
Total operating joint venture investments		5,333	$1,160,676	$656,591	$163,946	3.5%	5.5	$14,009	$7,257	$43,950	$30,864

								Essex Portion of NOI and Expenses
Essex portion of NOI								$5,152	$2,033	$15,008	$8,948
Essex portion of depreciation								(4,145)	(1,840)	(12,642)	(6,128)
Essex portion of interest expense and other								(2,518)	(1,115)	(7,240)	(4,769)
Essex portion of net loss from operating joint ventures								$(1,512)	$(922)	$(4,874)	$(1,949)

Development Joint Ventures (4)	50/55%	1,716	$225,552	$28,500	96,072	1.6%	35.0	$(43)	$-	$(43)	$-

Essex portion of net loss from joint ventures								$(1,555)	$(922)	$(4,917)	$(1,949)

		Weighted	Weighted
		Average	Average
		Preferred	Expected
		Return	Term
				Income from Preferred Equity Investments
Preferred Equity Investments	123,394	10.2%	6.5	$1,418	$234	$3,531	$234

Total Co-investments	$383,412

(1)	The Company has a 28.2% interest as a general partner and limited partner in Fund II, and may earn promote income if Fund II exceeds certain financial return benchmarks.
(2)	The Company has a 50% interest in Wesco I and the Company may earn promote income if the co-investment exceeds certain financial benchmarks.
(3)	The Company has a 47% effective interest and a 50% voting interest in Skyline, and the Company may earn promote income if the co-investment exceeds certain financial return benchmarks.
(4)	The Company has interests in four development co-investments, which are developing projects located in Seattle, Washington, and Dublin, San Jose, and West Hollywood, California.

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.
Summary of Consolidated Co-Investments and Noncontrolling Interest - December 31, 2011
(Dollars in thousands)

The Company enters into co-investment transactions with third party developers, owners and investors of apartment communities.  In accordance with GAAP, the Company consolidates certain of these co-investment transactions, resulting in noncontrolling interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investments and noncontrolling interest:

	Balance as of December 31, 2011				Operations for the year ended December 31, 2011
	Investment in	Related	Noncontrolling	DownREIT		Operating
	Real Estate	Debt	Interest	Units Outstanding (1)	Revenue	Expenses	NOI

Noncontrolling Interest - DownREIT:
Anchor Village	$15,563	$10,750	$1,515	102,713	$2,901	$1,307	$1,594
Barkley Apartments	8,773	17,015	1,992	76,205	2,425	908	1,517
Brentwood	14,369	19,603	2,568	58,884	2,415	691	1,724
Brookside Oaks	33,105	20,277	2,469	85,095	3,192	853	2,339
Capri at Sunny Hills	16,269	18,132	3,108	160,890	2,345	662	1,683
Hidden Valley (2)	37,014	31,180	6,089	62,647	5,214	1,638	3,576
Highridge Apartments	29,383	44,807	3,752	276,158	5,828	1,394	4,434
Montejo Apartments	8,289	13,538	1,216	29,319	1,816	501	1,315
Thomas Jefferson	30,923	18,776	6,426	57,714	2,844	940	1,904
Treehouse Apartments	12,603	17,568	2,951	67,728	2,415	690	1,725
Valley Park Apartments	14,423	22,983	304	34,564	2,794	613	2,181
Villa Angelina Apartments	18,651	28,020	2,421	51,931	3,721	977	2,744

	$239,365	$262,649	34,811	1,063,848	$37,910	$11,174	$26,736

Other Components of Noncontrolling Interest:
Hillsdale Garden Apartments (3)	$112,405	-	21,526		$13,980	$5,257	$8,723
Joint Venture - Development (4)	$26,800	$5,648	4,000
Operating Limited Partnership Units and Other			55,864
Total Noncontrolling Interest			$116,201

(1)	Generally, DownREIT units are redeemed for cash at a value equal to Essex's common stock price.
(2)	TheDownREIT has a 75% interest in this community and a joint venture partner has a 25% interest.
(3)	TheCompany has an 81.5% interest in this community and the joint venture partner has an 18.5% interest.
(4)	TheCompany consolidates one joint venture development located in Walnut Creek, California, in which the Company has a 50% interest.

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.
Income From Discontinued Operations and Selected Financial Data - December 31, 2011
(Dollars in thousands)

Income from Discontinued Operations

During the quarter ended December 31, 2011, the Company sold the Clarendon office building and earlier in the year the Company sold Woodlawn Colonial.  No communities were sold or held for sale for the quarter and year ended December 31, 2010.

	Three Months Ended		Year Ended
	December 30,		December 31,
	2011	2010	2011	2010
Rental revenues	$64	$572	$1,016	$2,447
Property operating expenses	(46)	(267)	(510)	(1,042)
Depreciation and amortization	(23)	(171)	(315)	(700)
(Loss) income from real estate sold	(5)	134	191	705
Gain on sale, net of internal disposition costs and taxes	3,159	-	7,543	-
Income from discontinued operations	$3,154	$134	$7,734	$705

Shares Outstanding and Potentially Dilutive Securities

	Q4 2011	Actual	YTD 2011
	Weighted Avg.	As of 12/31/11	Weighted Avg.
Common Shares	33,509,885	33,888,082	32,541,792
Stock Options	80,740	114,569	86,922
Weighted Avg. Shares Diluted - EPS	33,590,625	34,002,651	32,628,714
Operating Limited Partnership Units	2,228,006	2,229,230	2,231,807
Weighted Avg. Shares Diluted - FFO	35,818,631	36,231,881	34,860,521

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Assumptions for Midpoint of 2012 FFO Guidance
Q4 2011 Earnings Results Supplement

	($'s in thousands, except share and per share data)
					Midpoint
		Actual	Per		Guidance	Per	%
		2011	Share		2012	Share	Change
Net Operating Income ("NOI")
Same-Property NOI for 2011	(1)	$259,015
External growth communities stabilized as of January 1, 2010
Newly acquired communities - 2010	(2)	20,247
Stabilized development communities	(3)	8,516
Stabilized redevelopment community	(4)	3,213
Same-property apartment communities		$290,991			$313,300		7.7%

Development communities	(5)	2,918		(5)	11,400
Newly acquired communities - 2011	(6)	1,451		(6)	4,400
Newly acquired communities - 2012		-		(7)	900
Redevelopment communities	(1)	4,093		(1)	4,500
Commercial leasing and other operating activity		8,739			9,500
Discontinued operations	(1)	506			-
Total NOI from consolidated communities		$308,698			$344,000

Accretion from external growth, net of dispositions		$-			$1,000

Management Fees
Asset and property management fees		$5,428			$7,900
Development and redevelopment fees		1,352			3,000
Development/redevelopment overhead related to joint ventures		(800)			(1,500)
Net management fees		5,980			9,400

Capital Markets Activities
Interest and amortization expense, before capitalized interest		$(111,368)			$(118,400)
Projected interest capitalized		8,200			8,000
Net interest expense		(103,168)			(110,400)

Recurring Income and Expenses
Interest and other income		$10,321			$10,100
Income from co-investments		11,256			27,100
Preferred dividends and non-controlling interest		(13,036)			(12,700)
		8,541			24,500

General and administrative expenses		$(24,073)			$(27,300)
Development overhead related to development joint ventures		800			1,500
Net general and administrative expenses		(23,273)			(25,800)

Non-Core Income and Expenses
Gains on sales of marketable securities		$4,956			$-
Gain on sale of co-investment and land		1,099			-
Acquisition costs		(1,231)			(1,200)
Other non-core items, net		(1,430)			-
		3,394			(1,200)

Funds from Operations		$200,172	$ 5.74		$241,500	$ 6.62	15.2%

Funds from Operations excluding non-core items		$196,778	$ 5.64		$242,700	$ 6.65	17.8%

Weighted average shares outstanding		34,860,521			36,500,000

(1) NOI related to the sale of Woodlawn Colonial and the Clarendon office building have been reclassed to discontinued operations for 2011.  NOI related to Magnolia Square and Woodland Commons is included redevelopment communities.
(2) The amount includes the NOI for 2010 acquisitions including 101 San Fernando, Bella Villagio, The Commons, 416 on Broadway, Santee Court, Corbella at Juanita Bay, Courtyard off Main, and Elevation.
(3) The amount includes the NOI for stabilized development communities including Joule, Fourth & U, and Axis 2300.
(4) The amount includes the NOI for the stabilized redevelopment community Foothill Commons.
(5) The amount includes NOI from development communities including Allegro, Bellerive, Muse, Santee Village, and Via.
(6) The amount includes NOI from 2011 acquisitions of stabilized communities including Bernard, Delano/Bon Terra, and 1000 Kiely (formerly Family Tree).
(7) The amount includes NOI from the 2012 acquisition of Reed Square.

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C
MSA Level Forecasts 2012: Supply Jobs and Apartment Market Conditions

	Residential Supply*				Job Forecast**		Forecast Market Conditions***
Market	New MF Supply	% of MF Stock	New SF Supply	% of SF Stock	Est.New Jobs Dec-Dec	% Growth	Estimated Y-o-Y Rent Growth	Estimated Year End Occupancy

Seattle	1,800	0.5%	3,400	0.5%	25,000	1.8%	9.00%	95.50%

San Francisco	1,000	0.3%	300	0.1%	16,000	1.7%	8.25%	97.00%
Oakland	900	0.3%	1,200	0.2%	12,000	1.3%	6.75%	96.50%
San Jose	1,100	0.5%	700	0.2%	20,000	2.3%	9.25%	97.00%
No. Cal.	3,000	0.3%	2,200	0.2%	48,000	1.7%	8.0%	96.8%

Ventura	200	0.4%	200	0.1%	2,800	1.0%	4.50%	95.50%
Los Angeles	1,700	0.1%	1,800	0.1%	37,000	1.0%	6.50%	95.50%
Orange	1,700	0.5%	1,400	0.2%	20,000	1.4%	7.50%	95.50%
San Diego	1,800	0.4%	1,700	0.2%	19,000	1.5%	5.00%	95.75%
So. Cal.	5,400	0.2%	5,100	0.1%	78,800	1.2%	6.2%	95.55%

Weighted Average****	10,200	0.3%	10,700	0.2%	151,800	1.4%	7.4%	96.0%

All data are Essex Forecasts
U.S. Economic Assumptions:  G.D.P.:  Q4 '12 vs Q4 '11: 2.6% , Jobs: Q4 '12 vs Q4 '11  1.3%

* New Residential Supply: represents Essex's internal estimate of actual deliveries during the year, which are related to, but can differ from the 12 month trailing Permit Levels reported on New Residential Supply schedule.

** Job Forecast/Performance refers to the difference between Total Non-Farm Industry Employment (not seasonally adjusted) projected through Q4 2012 over the comparable actual figures for Q4 2011, expressed as expected new jobs and growth rates.

***The Forecast Market Conditions represents Essex's estimates of the change in Market rents/occupancy rates for Q4  2012.  The Estimated Year-over-Year Rent Growth represents the forecast change in Effective Market Rents for Q4 2012 vs.Q4 2011 (where Market refers to the entire MSA apartment market, NOT the Essex portfolio). The estimated Year End Occupancy represents Essex's forecast of Market occupancy rates for Q4 2012.

****Weighted Average: Markets weighted by units in Essex portfolio.
See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C
New Residential Supply: Permits as a % of Current Stock (12 Month Permit Period: Trailing 12 Months December 2011)

	Single Family Data					Multi-Family Data			All Residential Data
Market	Median SF Price (Q2 2011 est**)	Q2 2011 SF Affordability*	SF Stock 2010	SF Permits Last 12 Months	% of Stock	MF Stock 2010	MF Permits Last 12 months	% of Stock	Total Residential Permits Last 12 Months	% of Stock
Chicago	$187,700	176%	1,951,000	4,157	0.2%	1,493,900	3,354	0.2%	7,511	0.2%
New York PMSA	$389,600	74%	796,000	592	0.1%	3,084,000	7,922	0.3%	8,514	0.2%
Nassau-Suffolk	$376,500	123%	773,000	1,073	0.2%	246,000	631	0.3%	1,704	0.3%
Philadelphia	$219,600	142%	1,652,000	4,586	0.3%	546,100	2,141	0.4%	6,727	0.3%
Boston	$367,700	105%	1,551,000	3,280	0.2%	708,800	2,318	0.3%	5,598	0.3%
Minneapolis	$160,300	220%	948,000	3,750	0.4%	386,800	1,368	0.4%	5,118	0.4%
Miami/Ft. Lauderdale	$187,600	136%	873,000	4,295	0.5%	987,000	3,151	0.3%	7,446	0.4%
Atlanta	$101,900	333%	1,527,000	6,239	0.4%	571,800	2,390	0.4%	8,629	0.4%
Baltimore	$238,800	147%	863,000	3,269	0.4%	286,000	2,031	0.7%	5,300	0.5%
Phoenix	$113,700	245%	1,318,000	7,389	0.6%	418,500	1,569	0.4%	8,958	0.5%
Las Vegas	$122,700	217%	629,000	3,858	0.6%	272,700	1,153	0.4%	5,011	0.6%
Portland	$223,200	141%	648,000	3,133	0.5%	254,335	1,970	0.8%	5,103	0.6%
Denver	$235,600	146%	671,000	3,595	0.5%	302,900	2,653	0.9%	6,248	0.6%
Orlando	$127,800	216%	644,000	4,554	0.7%	255,500	1,623	0.6%	6,177	0.7%
Wash. D.C. PMSA	$340,900	130%	1,504,000	9,277	0.6%	714,300	9,385	1.3%	18,662	0.8%
Dallas-Ft. Worth	$151,800	202%	1,722,000	14,000	0.8%	744,000	10,352	1.4%	24,352	1.0%
Houston	$159,500	186%	1,388,000	22,738	1.6%	647,700	8,008	1.2%	30,746	1.5%
Austin	$195,200	166%	441,000	6,242	1.4%	214,900	2,390	1.1%	8,632	1.3%
Totals	$237,993	196%	17,948,000	106,027	0.6%	10,641,335	64,409	0.6%	170,436	0.6%

Seattle	$309,300	112%	778,000	4,573	0.6%	411,500	3,810	0.9%	8,383	0.7%

San Francisco	$632,000	65%	378,000	365	0.1%	364,000	2,298	0.6%	2,663	0.4%
Oakland	$470,400	88%	677,000	1,542	0.2%	294,000	1,425	0.5%	2,967	0.3%
San Jose	$587,500	79%	407,000	993	0.2%	216,000	2,044	0.9%	3,037	0.5%

Los Angeles	$331,000	85%	1,956,000	2,317	0.1%	1,472,000	7,278	0.5%	9,595	0.3%
Ventura	$414,200	98%	216,000	271	0.1%	59,300	126	0.2%	397	0.1%
Orange	$489,600	81%	669,000	1,837	0.3%	368,800	2,388	0.6%	4,225	0.4%
San Diego	$369,800	84%	727,000	2,245	0.3%	413,700	2,366	0.6%	4,611	0.4%

No Cal	$544,781	80%	1,462,000	2,900	0.2%	874,000	5,767	0.7%	8,667	0.4%

So Cal	$373,680	85%	3,568,000	6,670	0.2%	2,313,800	12,158	0.5%	18,828	0.3%

ESSEX	$408,126	87%	5,808,000	14,143	0.2%	3,599,300	21,735	0.6%	35,878	0.4%

Permits: Single Family equals 1 unit, Multi-Family equals 5 or more units.
Sources: SF Prices - Economy.com: Permits, Total Residential Stock - U.S. Census, Axiometrics, Mortgage Rates: Freddie Mac.
Single Family/Multi-Family Breakdown of Total Residences, Rosen Consulting Group, US Census, EASI, Essex.
*Single Family Affordability - Equals the ratio of the actual Median Household Income to the Income required to purchase the Median Priced Home.
**Median Home Prices - Q3 2011 National Association of Realtors, DataQuick, Essex.
The required Income is defined such that the mortgage payment is 35% of said income, assuming a 10% down payment and a 30-year fixed mortgage rate (4.84%).
Median Household Income is estimated from US Census 2004 data and Income Growth from BEA and Population Growth from the US Census.

See Company's 10-K and 10-Q for additional disclosures

ESSEX PROPERTY TRUST, INC.
Real Estate Information as of February 1, 2012

						Square	Year	Year	Property	Age of
	Property Name	Address	City	State	Units	Footage	Acquired	Built	Ownership	Property

	APARTMENT COMMUNITIES

	NORTHERN CALIFORNIA
	Santa Clara County
1	The Commons	275 Union Avenue	Campbell	CA	264	153,168	2010	1973	EPLP	38
1	Pointe at Cupertino	19920 Olivewood Street	Cupertino	CA	116	135,200	1998	1963	EPLP	48
1	Bella Villagio	383 Vista Roma Way	San Jose	CA	231	227,511	2010	2004	EPLP	7
	Epic - Phase 1	545 River Oaks Parkway	San Jose	CA	280	249,080			JV-55%
1	Carlyle, The	2909 Nieman Boulevard	San Jose	CA	132	129,200	2000	2000	EPLP	11
1	Enclave, The	4355 Renaissance Drive	San Jose	CA	637	525,463	2005	1998	Fund II	13
1	Esplanade	350 East Taylor St.	San Jose	CA	278	279,000	2004	2002	EPLP	9
1	Waterford, The	1700 N. First Street	San Jose	CA	238	219,600	2000	2000	EPLP	11
1	101 San Fernando	99 S. Fourth Street	San Jose	CA	323	296,078	2010	2001	EPLP	10
1	1000 Kiely (Family Tree)	1000 Kiely Blvd.	Santa Clara	CA	121	128,486	2011	1971	EPLP	40
1	Le Parc	440 N. Winchester Avenue	Santa Clara	CA	140	113,200	1994	1975	EPLP	36
1	Marina Cove	3480 Granada Avenue	Santa Clara	CA	292	250,200	1994	1974	EPLP	37
1	Bristol Commons	732 E. Evelyn Avenue	Sunnyvale	CA	188	142,600	1995	1989	EPLP	22
1	Brookside Oaks	1651 Belleville Way	Sunnyvale	CA	170	119,900	2000	1973	DownREIT	38
1	Magnolia Lane	113 South Mary Avenue	Sunnyvale	CA	32	31,541	2007	2001	EPLP	10
1	Montclaire	450 N. Mathilda Avenue	Sunnyvale	CA	390	294,100	1988	1973	EPLP	38
1	Reed Square	1070 Reed Avenue	Sunnyvale	CA	100	95,440	2011	1970	EPLP	41
1	Summerhill Park	972 Corte Madera Avenue	Sunnyvale	CA	100	78,500	1988	1988	EPLP	23
1	Magnolia Square (Thomas Jefferson)	107 South Mary Avenue	Sunnyvale	CA	156	110,824	2007	1969	DownREIT	42
1	Via	315 Tasman Drive	Sunnyvale	CA	284	309,421	2011	2011	EPLP	-
1	Windsor Ridge	825 E. Evelyn Avenue	Sunnyvale	CA	216	161,800	1989	1989	EPLP	22
				13%	4,408	3,801,232
	Alameda County
1	Fourth & U	700 University Avenue	Berkeley	CA	171	146,255	2010	2010	EPLP	1
1	Briarwood	4200 Bay Street	Fremont	CA	160	111,160	2011	1978	Wesco I	33
1	Stevenson Place	4141 Stevenson Blvd.	Fremont	CA	200	146,200	2000	1975	EPLP	36
1	The Woods	40640 High Street	Fremont	CA	160	105,280	2011	1978	Wesco I	33
1	Boulevard	40001 Fremont Blvd.	Fremont	CA	172	131,200	1996	1978	EPLP	33
1	City View	25200 Carlos Bee Blvd.	Hayward	CA	572	462,400	1998	1975	EPLP	36
1	Regency Tower	1130 Third Ave.	Oakland	CA	178	140,900	2005	1975	Fund II	36
1	The Grand	100 Grand Avenue	Oakland	CA	243	205,026	2009	2009	EPLP	2
1	Bridgeport	36826 Cherry Street	Newark	CA	184	139,000	1987	1987	EPLP	24
1	Alderwood Park Apartments	37057 Magnolia Street	Newark	CA	96	74,624	2006	1987	Fund II	24
				5%	2,136	1,662,045
	Contra Costa County
	West Dublin	6600 Golden Gate Drive	Dublin	CA	309	286,348			JV-55%
1	San Marcos	2601 Hilltop Drive	Richmond	CA	432	407,600	2003	2003	EPLP	8
1	Bel Air	2000 Shoreline Drive	San Ramon	CA	462	391,000	1995	1988	EPLP	23
1	Foothill Gardens	1110 Harness Drive	San Ramon	CA	132	155,100	1997	1985	EPLP	26
1	Twin Creeks	2711-2731 Morgan Drive	San Ramon	CA	44	51,700	1997	1985	EPLP	26
1	Canyon Oaks	1 Amberstone Lane	San Ramon	CA	250	237,894	2007	2005	EPLP	6
1	Mill Creek at Windermere	2100 Waterstone Place	San Ramon	CA	400	381,060	2007	2005	EPLP	6
				5%	1,720	1,624,354
	San Mateo County
1	Carlmont Woods	2515 Carlmont Drive	Belmont	CA	195	107,200	2004	1971	Fund II	40
1	Harbor Cove	900 E. Hillsdale Blvd.	Foster City	CA	400	306,600	2004	1971	Fund II	40
1	Davey Glen	200 Davey Glen Road	Belmont	CA	69	65,974	2006	1962	Fund II	49
1	Hillsdale Garden	3421 Edison Avenue	San Mateo	CA	697	611,505	2006	1948	JV - 81.5%	63
1	Belmont Terrace	1606 Continetals Way	Belmont	CA	71	72,951	2006	1974	EPLP	37
				6%	1,432	1,164,230

	San Francisco and Marin Counties
1	Mt. Sutro Terrace Apartments	480 Warren Drive	San Francisco	CA	99	64,000	1999	1973	EPLP	38
1	Vista Belvedere	15 Red Hill Circle	Tiburon	CA	76	78,300	2004	1963	EPLP	48
				1%	175	142,300

	Other
1	Tuscana	315 Mt. Oso	Tracy	CA	30	29,088	2007	2007	EPLP	4
1	Harvest Park	2327 Summercreek Drive	Santa Rosa	CA	104	116,628	2007	2004	EPLP	7
1	Chestnut Street Apartments	143 Chestnut Avenue	Santa Cruz	CA	96	87,640	2008	2002	EPLP	9
				1%	230	233,356

46	Total Northern California			31%	10,101	8,627,517				26

	SOUTHERN CALIFORNIA
	Los Angeles County
1	Cielo	9733 Topanga Canyon Blvd	Chatsworth	CA	119	125,400	2009	2009	Fund II	2
1	Regency at Encino	15506 Moorpark Street	Encino	CA	75	78,487	2009	1989	EPLP	22
1	416 on Broadway	412 East Broadway	Glendale	CA	115	126,782	2010	2009	EPLP	2
1	Hampton Court	1136 N. Columbus Avenue	Glendale	CA	83	71,500	1999	1974	EPLP	37
1	Hampton Place	245 W. Loraine Street	Glendale	CA	132	141,500	1999	1970	EPLP	41
1	Marbrisa	1809 Termino Ave.	Long Beach	CA	202	122,800	2002	1987	EPLP	24
1	Pathways	5945 E. Pacific Coast Hwy.	Long Beach	CA	296	197,700	1991	1975	EPLP	36
1	Bellerive	1921 Beloit Avenue	Los Angeles	CA	63	79,296	2011	2011	EPLP	-
1	Bunker Hill	222 and 234 S. Figueroa St.	Los Angeles	CA	456	346,600	1998	1968	EPLP	43
1	Cochran Apartments	612 South Cochran	Los Angeles	CA	58	51,400	1998	1989	EPLP	22
1	Kings Road	733 North Kings Road	Los Angeles	CA	196	132,100	1997	1979	EPLP	32
1	Marbella	600 South Detroit Street	Los Angeles	CA	60	50,108	2005	1991	EPLP	20
1	Belmont Station	1302 West 2nd St.	Los Angeles	CA	275	225,000	2009	2009	EPLP	2
1	Park Place	400 S. Detroit Street	Los Angeles	CA	60	48,000	1997	1988	EPLP	23
1	Windsor Court	401 S. Detroit Street	Los Angeles	CA	58	46,600	1997	1988	EPLP	23
1	Renaissance	630 South Masselin Avenue	Los Angeles	CA	169	154,268	2006	1990	Fund II	21
1	Santee Court	716 S. Los Angeles Street	Los Angeles	CA	165	132,040	2010	2004	EPLP	7
1	Santee Village	743 South Santee Street	Los Angeles	CA	73	69,817	2010	2011	EPLP	-
1	Marina City Club	4333 Admiralty Way	Marina Del Rey	CA	101	127,200	2004	1971	EPLP	40
1	Mirabella	13701 Marina Point Drive	Marina Del Rey	CA	188	176,800	2000	2000	EPLP	11
1	Muse	5451 Vineland Avenue	North Hollywood	CA	152	135,292	2011	2011	EPLP	-
1	Monterra del Mar	280 E. Del Mar Boulevard	Pasadena	CA	123	74,400	1997	1972	EPLP	39
1	Monterra del Rey	350 Madison	Pasadena	CA	84	73,100	1999	1972	EPLP	39
1	Monterra del Sol	280 South Euclid	Pasadena	CA	85	69,200	1999	1972	EPLP	39
1	Fountain Park	13141 Fountain Park Drive	Playa Vista	CA	705	608,900	2004	2002	EPLP	9
1	Highridge	28125 Peacock Ridge Drive	Rancho Palos Verde	CA	255	290,200	1997	1972	DownREIT	39
1	Studio 40-41	4043 Radford Avenue	Studio City	CA	149	127,238	2009	2009	Fund II	2
1	Coldwater Canyon	4250 Codlwater Canyon	Studio City	CA	39	34,125	2007	1979	EPLP	32
1	Allegro	11945 Magnolia Blvd.	Valley Village	CA	97	127,812	2010	2010	EPLP	1
1	Walnut Heights	20700 San Jose Hills Road	Walnut	CA	163	146,700	2003	1964	EPLP	47
	Fountain at La Brea	1216-1234 North La Brea Avenue	West Hollywood	CA	187	154,776			JV - 50%
	Santa Monica at La Brea	1111 North La Brea Avenue	West Hollywood	CA	184	150,678			JV - 50%
1	Avondale at Warner Center	22222 Victory Blvd.	Woodland Hills	CA	446	331,000	1999	1970	EPLP	41
1	Reveal	21201 Kittridge Street	Woodland Hills	CA	438	414,892	2011	2010	Wesco I	1
				17%	5,680	4,937,822
	Ventura County
1	Camarillo Oaks	921 Paseo Camarillo	Camarillo	CA	564	459,000	1996	1985	EPLP	26
1	Camino Ruiz Square	105 Camino Ruiz	Camarillo	CA	160	105,448	2006	1990	EPLP	21
1	Arbors at Parc Rose	1500 Tulipan Circle	Oxnard	CA	373	503,196	2011	2001	Wesco I	10
1	Mariner's Place	711 South B Street	Oxnard	CA	105	77,200	2000	1987	EPLP	24
1	Tierra Vista	1750 Montevina Circle	Oxnard	CA	404	387,100	2001	2001	EPLP	10
1	Monterey Villas	1040 Kelp Lane	Oxnard	CA	122	122,100	1997	1974	EPLP	37
1	Meadowood	1733 Cochran Street	Simi Valley	CA	320	264,500	1996	1986	EPLP	25
1	Hidden Valley	5065 Hidden Park Court	Simi Valley	CA	324	310,900	2004	2004	DownREIT	7
1	Lofts at Pinehurst,The	1021 Scandia Avenue	Ventura	CA	118	71,100	1997	1971	EPLP	40
1	Hillcrest Park	1800 West Hillcrest Drive	Newbury Park	CA	608	521,900	1998	1973	EPLP	38
1	Pinehurst	3980 Telegraph Road	Ventura	CA	28	21,200	2004	1973	EPLP	38
1	Woodside Village	675 Providence Ave.	Ventura	CA	145	136,500	2004	1987	EPLP	24

1

				10%	3,271	2,980,144

	SOUTHERN CALIFORNIA (cont'd)

	Santa Barbara County
1	Chimney Sweep	775 Camino Del Sur Drive	Goleta	CA	91		2006	1967	EPLP	44
1	CBC	6721 El Colegio Drive	Goleta	CA	148		2006	1962	EPLP	49
1	Hope Ranch (Continental Apartments)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA	108		2007	1965	EPLP	46
	Hope Ranch (Lucero Village)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA			2007	1973	EPLP	38
				1%	347	306,608
	Orange County
1	Anavia	2045 South State College Blvd.	Anaheim	CA	250	312,343	2010	2009	EPLP	2
1	Barkley Apartments	2400 E. Lincoln Ave.	Anahiem	CA	161	139,800	2000	1984	DownREIT	27
1	Valley Park Apartments	17300 Euclid Ave.	Fountain Valley	CA	160	169,700	2001	1969	DownREIT	42
1	Capri at Sunny Hills	2341 Daphne Place	Fullerton	CA	100	128,100	2001	1961	DownREIT	50
1	Wilshire Promenade	141 West Wilshire Avenue	Fullerton	CA	149	128,000	1997	1992	EPLP	19
1	Montejo Apartments	12911 Dale St.	Garden Grove	CA	124	103,200	2001	1974	DownREIT	37
1	Huntington Breakers	21270 Beach Boulevard	Huntington Beach	CA	342	241,700	1997	1984	EPLP	27
1	Axis 2300	2300 DuPont Drive	Irvine	CA	115	170,714	2010	2010	EPLP	1
1	Hillsborough Park	1501 South Beach Boulevard	La Habra	CA	235	215,500	1999	1999	EPLP	12
1	Trabuco Villas	25362 Mosswood Way	Lake Forest	CA	132	131,000	1997	1985	EPLP	26
1	Fairways Apartments	2 Pine Valley Lane	Newport Beach	CA	74	107,100	1999	1972	EPLP	39
1	Villa Angelina	201 E. Chapman Ave.	Placentia	CA	256	217,600	2001	1970	DownREIT	41
1	Brentwood Apartment Homes	2301 E. Santa Clara Ave.	Santa Ana	CA	140	154,800	2001	1970	DownREIT	41
1	Treehouse Apartments	2601 N. Grand Ave.	Santa Ana	CA	164	135,700	2001	1970	DownREIT	41
1	Essex Skyline at MacArthur Place	9 & 15 MacArthur Place	Santa Ana	CA	349	512,791	2010	2008	JV- 47%	3
				8%	2,751	2,868,048
	San Diego County
1	Alpine Country	2660 Alpine Blvd.	Alpine	CA	108	81,900	2002	1986	EPLP	25
1	Alpine Village	2055 Arnold Way	Alpine	CA	301	254,400	2002	1971	EPLP	40
1	Bonita Cedars	5155 Cedarwood Rd.	Bonita	CA	120	120,800	2002	1983	EPLP	28
1	Cambridge	660 F. St.	Chula Vista	CA	40	22,100	2002	1965	EPLP	46
1	Mesa Village	5265 Clairemont Mesa Blvd.	Clairemont	CA	133	43,600	2002	1963	EPLP	48
1	Tierra del Sol/Norte	989 Peach Ave.	El Cajon	CA	156	117,000	2002	1969	EPLP	42
1	Mira Monte	10360 Maya Linda Rd.	Mira Mesa	CA	355	262,600	2002	1982	EPLP	29
1	Country Villas	283 Douglas Drive	Oceanside	CA	180	179,700	2002	1976	EPLP	35
1	Mission Hills	218 Rancho Del Oro	Oceanside	CA	282	244,000	2005	1984	EPLP	27
1	Bluffs II, The	6466 Friars Road	San Diego	CA	224	126,700	1997	1974	EPLP	37
1	Summit Park	8563 Lake Murray Blvd.	San Diego	CA	300	229,400	2002	1972	EPLP	39
1	Vista Capri - North	3277 Berger Ave.	San Diego	CA	106	51,800	2002	1975	EPLP	36
1	Shadow Point	9830 Dale Ave.	Spring Valley	CA	172	131,200	2002	1983	EPLP	28
				8%	2,477	1,865,200
	Riverside County
1	Parcwood	1700 Via Pacifica	Corona	CA	312	270,000	2004	1989	Fund II	22
1	Devonshire Apartments	2770 West Devonshire Ave.	Hemet	CA	276	207,200	2002	1988	EPLP	23
				2%	588	477,200

77	Total Southern California			46%	15,114	13,435,022				27

	SEATTLE METROPOLITAN AREA
1	Cedar Terrace	3205 115th Ave. NE	Bellevue	WA	180	174,200	2005	1984	EPLP	27
1	Courtyard Off Main	136 102nd Avenue SE	Bellevue	WA	109	108,388	2010	2000	EPLP	11
1	Emerald Ridge	3010 118th Avenue SE	Bellevue	WA	180	144,000	1994	1987	EPLP	24
1	Foothill Commons	13800 NE 9th Place	Bellevue	WA	388	288,300	1990	1978	EPLP	33
1	Palisades, The	13808 NE 12th	Bellevue	WA	192	159,700	1990	1977	EPLP	34
1	Sammamish View	16160 SE Eastgate Way	Bellevue	WA	153	133,500	1994	1986	EPLP	25
1	Woodland Commons	13700 NE 10th Place	Bellevue	WA	236	172,300	1990	1978	EPLP	33
1	Canyon Pointe	1630 228th St. SE	Bothell	WA	250	210,400	2003	1990	EPLP	21
1	Inglenook Court	14220 Juanita Drive, NE	Bothell	WA	224	183,600	1994	1985	EPLP	26
1	Salmon Run at Perry Creek	2109 228th Street SE	Bothell	WA	132	117,100	2000	2000	EPLP	11
1	Stonehedge Village	14690 143rd Blvd., NE	Bothell	WA	196	214,800	1997	1986	EPLP	25
1	Highlands at Wynhaven	1460 NE Hawthorne Street	Issaquah	WA	333	424,674	2008	2000	EPLP	11
1	Park Hill at Issaquah	22516 SE 56th Street	Issaquah	WA	245	277,700	1999	1999	EPLP	12
1	Wandering Creek	12910 SE 240th	Kent	WA	156	124,300	1995	1986	EPLP	25
1	Bridle Trails	6600 130th Avenue, NE	Kirkland	WA	108	99,700	1997	1986	EPLP	25
1	Evergreen Heights	12233 NE 131st Way	Kirkland	WA	200	188,300	1997	1990	EPLP	21
1	Corbella at Juanita Bay	9520 NE 120th Street	Kirkland	WA	169	103,339	2010	1978	EPLP	33
1	Laurels at Mill Creek	1110 164th Street SE	Mill Creek	WA	164	134,300	1996	1981	EPLP	30
1	Morning Run	18463 Blueberry Lane	Monroe	WA	222	221,786	2005	1991	Fund II	20
1	Anchor Village	9507 49th Avenue West	Mukilteo	WA	301	245,900	1997	1981	DownREIT	30
1	Castle Creek	7000 132nd Place, SE	Newcastle	WA	216	191,900	1998	1998	EPLP	13
1	Delano/Bon Terra	7805, 7903 and 7935 170th Place NE	Redmond	WA	126	116,340	2011	2011/2005	EPLP	0/6
1	Elevation	17202-17325 NE 85th Place	Redmond	WA	157	138,916	2010	1986	EPLP	25
1	Redmond Hill East	18666 Redmond Way	Redmond	WA	440	381,675	2011	1998	Wesco I	13
1	Redmond Hill West	6110 186th Place NE	Redmond	WA	442	350,275	2011	1985	Wesco I	26
1	Brighton Ridge	2307 NE 4th Street	Renton	WA	264	201,300	1996	1986	EPLP	25
1	Fairwood Pond	14700 SE Petrovitsky Rd.	Renton	WA	194	189,200	2004	1997	EPLP	14
1	Forest View	650 Duvall Ave. NE	Renton	WA	192	182,500	2003	1998	EPLP	13
1	The Bernard	115 Warren Ave North.	Seattle	WA	63	43,151	2011	2008	EPLP	3
1	Eastlake 2851	2833 - 2851 Eastlake Avenue	Seattle	WA	133	234,086	2008	2008	Fund II	3
1	Fountain Court	2400 4th Street	Seattle	WA	320	207,000	2000	2000	EPLP	11
1	Joule	523 Broadway Avenue, East	Seattle	WA	295	191,109	2010	2010	JV - 99%	1
1	Linden Square	13530 Linden Avenue North	Seattle	WA	183	142,200	2000	1994	EPLP	17
	Queen Anne	100 Republican	Seattle	WA	275	191,290			JV - 50%
1	The Cairns	420 Yale Avenue	Seattle	WA	100	70,806	2007	2006	EPLP	5
1	Tower @ 801	801 Pine Street	Seattle	WA	173	118,500	2005	1970	Fund II	41
1	Wharfside Pointe	3811 14th Avenue West	Seattle	WA	142	119,200	1994	1990	EPLP	21
1	Echo Ridge	34907 SE Kinsey Street	Snoqualmie	WA	120	124,359	2005	2000	Fund II	11
37	Total Seattle Metropolitan Area			22%	7,698	6,728,804				19

	160	Apartment Communities		100%	32,913	28,791,343	(1)
		Apartment Communities Under Construction			1,235	1,032,172	(2)

	Avg. square footage	875		Definitions for Property Ownership
	Avg. units per property	206		EPLP	The Company has a 100% ownership in the community.
				Fund II	The community is owned by Fund II. The Company has a 28.2% interest in Fund II which is accounted for using the equity method of accounting.

	Avg. age of property	25		Wesco I	The community is owned by Wesco I, LLC. The Company has a 50% interest in Wesco I, LLC, which is accounted for using the equity method of accounting.
	(1) Includes 243,436 square feet of retail or commercial space
	(2) Includes 47,950 square feet of estimated retail or commercial space			DownREIT	The Company holds a 1% special limited partner interest in the partnerships which owns the community. In accordance with GAAP, the Company consolidates this community.

				JV - 99%	The Company has a 99% ownership in this development and is consolidated.
				JV - 81.5%	The Company has a 81.5% ownership in this community and is consolidated.
				JV-55%	The Company has a 55.0% ownership in this community and is consolidated.
				JV - 50%	The Company has a 50% ownership in this community and is not consolidated.
	OTHER REAL ESTATE ASSETS			JV- 47%	The Company has a 47% ownership in this community, which is accounted for using the equity method of accounting
	Office Buildings
	Essex Corporate Headquarter Bldg.	925 / 935 E. Meadow Dr.	Palo Alto	CA		31,900	1997 / 2007	1988 / 1962	EPLP
	Derian Office Building	17461 Derian Av.	Irvine	CA		110,000	2000	1983	EPLP
	Hollywood	6230 Sunset Blvd.	Los Angeles	CA		35,000	2006	1938	EPLP
	Santa Clara Retail	3700 El Camino Real	Santa Clara	CA		139,000	2011	1970	EPLP
						315,900

2